UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Amendment No. 1
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date Of Report (Date of earliest event reported): May 27, 2005
Radyne Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-11685	11-2569467
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3138 E. Elwood Street, Phoenix AZ	85034
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 602-437-9620
Radyne ComStream, Inc.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On May 27, 2005, Radyne Corporation (“Company”) completed its acquisition of Xicom Technology, Inc. and subsidiaries (“Xicom”) for $37,703,700 in cash, 219,708 shares of stock, and the assumption of $5.0 million of debt for all of Xicom’s outstanding capital stock. This Amendment No. 1 on Form 8-K/A amends the Company’s Current Report on Form 8-K filed on May 31, 2005 to provide the financial information required by Item 9.01 of Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS
     (a) Financial Statements of Business Acquired.
     The following financial statements of Xicom required by this item are attached hereto as Exhibit 99.2 and are incorporated by reference herein:

(I)	INDEPENDENT AUDITORS’ REPORT

(II)	CONSOLIDATED BALANCE SHEETS AS OF OCTOBER 3, 2004 AND SEPTEMBER 28, 2003

(III)	CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEARS ENDED OCTOBER 3, 2004, SEPTEMBER 28, 2003 AND SEPTEMBER 29, 2002

(IV)	CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY AND COMPREHENSIVE INCOME (LOSS) FOR THE YEARS ENDED OCTOBER 3, 2004, SEPTEMBER 28, 2003 AND SEPTEMBER 29, 2002

(V)	CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED OCTOBER 3, 2004, SEPTEMBER 28, 2003 AND SEPTEMBER 29, 2002

(VI)	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEARS ENDED OCTOBER 3, 2004, SEPTEMBER 28, 2003 AND SEPTEMBER 29, 2002

(VII)	UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET AS OF APRIL 3, 2005

(VIII)	UNAUDITED CONDENSED STATEMENTS OF OPERATIONS FOR THE SIXTH-MONTH PERIODS ENDED APRIL 3, 2005 AND APRIL 4, 2004

(IX)	UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS FOR THE SIX-MONTH PERIODS ENDED APRIL 3, 2005 AND APRIL 4, 2004

(X)	NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE SIX-MONTH PERIODS ENDED APRIL 3, 2005 AND APRIL 4, 2004
     (b) Unaudited Pro Forma Financial Information.
     The following pro forma information of the Company reflecting the acquisition of Xicom required by this item is attached hereto as Exhibit 99.3 and is incorporated by reference herein:

(I)	INTRODUCTION — UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

(II)	UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2004

(III)	NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2004

(IV)	UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME FOR THE SIX MONTHS ENDED JUNE 30, 2005

(V)	NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME FOR THE SIX MONTHS ENDED JUNE 30, 2005

     (c) Exhibits.
     Exhibit No.

*99.1	Press Release Dated May 31, 2005.

99.2	Financial Statements of Xicom

99.3	Unaudited Pro Forma Statements of Income for the year ended December 31, 2005, and for the six months ended June 30, 2005.

*	Filed as Exhibit 99.1 to Form 8-K filed May 31, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 on Form 8-K/A to be signed on its behalf by the undersigned, thereunto duly authorized.

RADYNE CORPORATION

By: /s/	Malcolm C. Persen

Malcolm C. Persen
Vice President and Chief Financial Officer
Date August 11, 2005

INDEX

FINANCIAL STATEMENTS OF BUSINESS ACQUIRED – EXHIBIT 99.2

INDEPENDENT AUDITORS’ REPORT	6

CONSOLIDATED BALANCE SHEETS AS OF OCTOBER 3, 2004 AND SEPTEMBER 28, 2003	7

CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEARS ENDED OCTOBER 3, 2004, SEPTEMBER 28, 2003 AND SEPTEMBER 29, 2002	8

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY AND COMPREHENSIVE INCOME (LOSS) FOR THE YEARS ENDED OCTOBER 3, 2004, SEPTEMBER 28, 2003 AND SEPTEMBER 29, 2002	9

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED OCTOBER 3, 2004, SEPTEMBER 28, 2003 AND SEPTEMBER 29, 2002	10

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEARS ENDED OCTOBER 3, 2004, SEPTEMBER 28, 2003 AND SEPTEMBER 29, 2002	11

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET AS OF APRIL 3, 2005	21

UNAUDITED CONDENSED STATEMENTS OF OPERATIONS FOR THE SIXTH MONTH PERIODS ENDED APRIL 3, 2005 AND APRIL 4, 2004	22

UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS FOR THE SIX MONTH PERIODS ENDED APRIL 3, 2005 AND APRIL 4, 2004	23

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE SIX-MONTH PERIODS ENDED APRIL 3, 2005 AND APRIL 4, 2004	24

UNAUDITED PRO FORMA FINANCIAL INFORMATION – EXHIBIT 99.3

INTRODUCTION – UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME	28

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2004	29

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2004	30

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME FOR THE SIX MONTHS ENDED JUNE 30, 2005	32

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME FOR THE SIX MONTHS ENDED JUNE 30, 2005	33

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